                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Eric T. Steigerwalt
                      Chairman of the Board, President and
                     Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 2013.

/s/ Eric T. Steigerwalt
---------------------------------
Eric T. Steigerwalt

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Norse N. Blazzard
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of January, 2013.

/s/ Norse N. Blazzard
---------------------------------
Norse N. Blazzard

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Robert L. Davidow
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ Robert L. Davidow
---------------------------------
Robert L. Davidow

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ Elizabeth M. Forget
---------------------------------
Elizabeth M. Forget

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                              Richard A. Hemmings
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of January, 2013.

/s/ Richard A. Hemmings
---------------------------------
Richard A. Hemmings

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                 Jay S. Kaduson
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ Jay S. Kaduson
---------------------------------
Jay S. Kaduson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Stephen M. Kessler
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Kessler, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 2013.

/s/ Stephen M. Kessler
---------------------------------
Stephen M. Kessler

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Lisa S. Kuklinski
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ Lisa S. Kuklinski
---------------------------------
Lisa S. Kuklinski

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Thomas A. Price
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of January, 2013.

/s/ Thomas A. Price
---------------------------------
Thomas A. Price

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                               Mark E. Rosenthal
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Mark E. Rosenthal, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 2013.

/s/ Mark E. Rosenthal
---------------------------------
Mark E. Rosenthal

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Thomas J. Skelly
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of January, 2013.

/s/ Thomas J. Skelly
---------------------------------
Thomas J. Skelly

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ Peter M. Carlson
---------------------------------
Peter M. Carlson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                             Vice President-Finance

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President-Finance of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement to be filed with the Securities and Exchange Commission (and any and all amendments thereto), filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the new version of the Class C variable annuity contracts (File No. 333-_______) and the new version of the Class L-4 Year variable annuity contracts (File No. 333-_______) issued through First MetLife Investors Variable Annuity Account One, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2013.

/s/ James J. Reilly
---------------------------------
James J. Reilly